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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


    We hereby consent to the inclusion of the information incorporated by reference in the Registration Statement of Hawkins Energy Corporation (the "Company") on Form S-3 (No. 33-79684) with respect to the oil and gas reserve information of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 1995.



                                   LEE KEELING AND ASSOCIATES, INC.


Tulsa, Oklahoma
March 20, 1996